UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2010

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2010, Kathleen Eisbrenner was appointed to the Board of Directors of Chesapeake Energy Corporation (the “Company”) effective December 1, 2010.  Ms. Eisbrenner is expected to be appointed to the Nominating and Corporate Governance Committee and the Compensation Committee of the Board.  On October 6, 2010, the Company issued a press release announcing her appointment, a copy of which is filed herewith as Exhibit 99.1.

For her service on the Board, Ms. Eisbrenner will receive compensation that is commensurate with that received by the Company’s other non-employee directors, although the annual retainer will be pro rated to reflect her term of service in 2010.  The description of such compensatory arrangements under the caption “2009 Directors’ Compensation” in the Company’s definitive proxy statement, filed with the SEC on April 30, 2010, is incorporated by reference herein.  The Company will also enter into a standard indemnity agreement with Ms. Eisbrenner, a form of which was filed with the SEC on February 29, 2008 as Exhibit 10.3 to the Company’s 2007 Annual Report on Form 10-K.  Pursuant to this agreement, subject to the exceptions and limitations provided therein, the Company will indemnify Ms. Eisbrenner for obligations she might incur in her capacity as a director, as authorized by the Company’s restated certificate of incorporation.

There are no arrangements or understandings between Ms. Eisbrenner and any other person pursuant to which she was elected as a director.  Ms. Eisbrenner has had no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On October 5, 2010, the Company issued a press release announcing that its corporate band “Shaleplay” won first place in FORTUNE magazine’s 10th Annual Battle of the Corporate Bands.  A copy of the press release is furnished herewith as Exhibit 99.2.

On October 6, 2010, the Company issued a press release announcing the date that it will issue its 2010 third quarter financial and operational results.  The press release also provided information for accessing the related conference call.  A copy of the press release is furnished herewith as Exhibit 99.3.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. See "Index to Exhibits" attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby
Senior Vice President, Treasurer and Corporate Secretary

Date:           October 6, 2010

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation press release dated October 6, 2010 – Eisbrenner appointment to the board of directors

99.2	Chesapeake Energy Corporation press release dated October 5, 2010 – Shaleplay wins FORTUNE battle of the corporate bands

99.3	Chesapeake Energy Corporation press release dated October 6, 2010 – Third quarter financial and operational results